GTECH HOLDINGS CORPORATION
                            1996 NON-EMPLOYEE DIRECTORS'
                                   STOCK OPTION PLAN
                          (as amended through June 1, 1997)

1.       Purpose

                  This GTECH HOLDINGS CORPORATION 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (the "Plan") is intended to provide a means whereby GTECH Holdings Corporation (the "Company") may, through the grant of non-qualified stock options ("Options") to purchase common stock of the Company ("Common Stock") to Non-Employee Directors (as defined in Section 3 hereof), attract and retain capable outside directors and motivate such outside directors to promote the best interests of the Company, its related corporations and shareholders.

                  For purposes of the Plan, a Related Corporation of the Company shall mean a corporate subsidiary of the Company, as defined in section 424(f) of the Internal Revenue Code of 1986, as amended ("Code"). Further, as used in the Plan, the term "non-qualified stock option" shall mean an option which, at the time such option is granted, does not qualify as an incentive stock option within the meaning of section 422 of the Code.

2.       Administration

                  The Plan shall be administered by the Company's Board of Directors (the "Board"). The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within any limitations described herein) to prescribe the form of the agreement embodying awards of Options. The Board shall, subject to the provisions of the Plan, implement the grant of Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may authorize any one or more of its number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.


3.       Eligibility

                  The persons who shall be eligible to receive Options under the Plan ("Non-Employee Directors") shall be those directors of the Company who:

                  (a) Are not employees of the Company or of any Related Corporation; and

                  (b) Have not been employees of the Company or of any Related Corporation during the immediately preceding twelve (12) month period.


4.       Authorized Shares

                  Options may be granted under the Plan to purchase up to a maximum of one hundred eighty thousand (180,000) shares of Common Stock, par value $.01 per share, subject to adjustment as hereinafter provided. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares of Common Stock against which Options may be granted hereunder, from time to time, if it deems such purchases to be advisable.

                  If any Option granted under the Plan expires or otherwise terminates, in whole or in part, for any reason whatever (including, without limitation, a Non-Employee Director's surrender thereof) without having been exercised, the shares subject to the unexercised portion of such Option shall continue to be available for the granting of Options under the Plan as fully as if such shares had never been subject to an Option.

5.       Granting of Options

                  Each year, commencing in 1996, on the third business day following the date of the Company's Annual Meeting of Stockholders, each person elected, reelected or continuing as a Non-Employee Director automatically shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock, subject to the terms of the Plan, including, without limitation, Sections 7 and 12(d) hereof.


6.       Terms and Conditions of Options

                  Options granted pursuant to the Plan shall include expressly or by reference the following terms and conditions:

                  (a) Number of Shares. A statement of the number of shares to which the Option pertains.

                  (b) Price. A statement of the Option exercise price (the "Option Price"). The Option Price shall be the greater of one hundred percent (100%) of the Fair Market Value of the Common Stock, or the par value thereof, on the date the Option is granted. For the purposes of the Plan, the Fair Market Value of the Common Stock shall be:

                                     (i) The  average  of the  high and low sale
                           prices of a share of Common Stock as reported on the New York Stock Exchange Composite Transactions Tape or, if the New York Stock Exchange is closed on that date, on the last preceding date on which the New York Stock Exchange was open for trading; or

                                     (ii)   If   paragraph   (b)(i)   above   is
                           inapplicable, such other method of determining Fair Market Value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Board.

                  (c) Term. Subject to earlier termination as provided in Sections 6(e), (f) and (g) and in Section 8 hereof, the term of each Option shall be five (5) years from the date of grant.

                  (d) Exercise. Options shall be exercisable commencing one (1) year after the date of grant, except that, if the date of the next succeeding annual meeting of shareholders is less than one (1) year from the date of grant of the Options, then such Options shall be exercisable, commencing on the day preceding the date of the annual meeting of shareholders next succeeding the date of grant of such Options. Except as otherwise provided in Sections 6(e), (f) and
         (g) hereof,  Options  shall only be  exercisable  while a  Non-Employee
         Director  remains a director of the  Company.  Any Option  shares,  the right to the purchase of which has accrued, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate price for such shares. Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

                  The Option Price shall be payable:

                           (1)      In United  States  dollars by cash or check;
                                    or

                           (2)      In  lieu   thereof,   by  tendering  to  the
                  Company Common    Stock    owned   by   the   person
                  exercising the Option and having a Fair Market Value on the date of exercise equal to the Option Price applicable to such Option; or

                           (3) By a combination of United States dollars and Common Stock as aforesaid.

                  (e) Termination of Service as a Director. If a Non-Employee Director's service as a director of the Company terminates prior to the expiration date of his or her Options for any reason (such as, without limitation, failure to be re-elected by the shareholders or resignation) other than those set forth in Sections 6(f) and (g) below, all such Non-Employee Director's outstanding options immediately shall terminate, except that if such Non-Employee Director has been a director of the Company for at least eighteen (18) months immediately prior to his or her termination of service as a director, any of his or her unexercisable Options which have been outstanding for at least four (4) months immediately shall become fully exercisable, and all his or her outstanding Options may be exercised by the Non-Employee Director, at any time prior to the earlier of:

                           (1) The  expiration  date  specified in such Options;
                  or

                           (2)  Nine  (9)   months   after   the  date  of  such
                  termination of service as a director.


                  (f) Disability of Non-Employee Director. If a Non-Employee Director shall become disabled (within the meaning of section 22(e)(3) of the Code) during the period in which he or she is a director of the Company and, prior to the expiration date fixed for his or her Options, his or her service as a director with the Company is terminated as a consequence of such disability, all such Non-Employee Director's outstanding options immediately shall terminate, except that if such Non-Employee Director has been a director of the Company for at least eighteen (18) months immediately prior to his or her termination of service as a director, any of his or her unexercisable Options which have been outstanding for at least four (4) months immediately shall become fully exercisable, and all his or her outstanding Options may be exercised, at any time prior to the earlier of:

                           (1) The  expiration  date  specified in such Options;
                  or

                           (2) One (1) year  after the date of the  Non-Employee
                  Director's ceasing to be a director by reason of disability.

                   In the event of a Non-Employee Director's legal disability, such Options may be so exercised by the Non-Employee Director's legal representative.

                  (g) Death of Non-Employee Director. If a Non-Employee Director ceases to be a director of the Company by reason of his or her death prior to the expiration date fixed for his or her Options, all of such Non-Employee Director's outstanding Options immediately shall become fully exercisable, and such Options may be exercised at any time prior to the earlier of:

                           (1)      The   expiration   date  specified  in  such
                  Options; or

                           (2) Eighteen (18) months after the date of the Non-Employee Director's death.

                  If a Non-Employee Director who ceases to be a director for reasons described in Sections 6(e) and (f) hereof shall die following his or her ceasing to be a director but prior to the earlier of the expiration date fixed for his or her Options, or the expiration of the period determined under Sections 6(e) and (f) hereof, as the case may be, such Options may be exercised, to the extent of the number of shares with respect to which the Non-Employee Director could have exercised it on the date of his or her death, at any time prior to the earlier of:

                           (1) The expiration date specified in such Option; or

                           (2) One (1) year  after the date of the  Non-Employee
                  Director's death.

                  In the event of a Non-Employee Director's death, such Options may be so exercised by the Non-Employee Director's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Non-Employee Director.

                  (h) Non-Transferability. Except as otherwise provided in any Option Agreement (as defined in Section 7 hereof), no Option shall be assignable or transferable by the Non-Employee Director otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Non-Employee Director, the Option shall be exercisable only by him or by his or her guardian or legal representative. If the Non-Employee Director is married at the time of exercise and if the Non-Employee Director so requests at the time of exercise, the share certificate or certificates shall be registered in the name of the Non-Employee Director and the Non-Employee Director's spouse, jointly, with right of survivorship.

                  (i)      Rights  as  a  Shareholder.  An  optionee  under  the
         Plan shall have no rights as a shareholder with respect to any shares covered by his or her Option until the issuance of a stock certificate to him or her for such shares.

                  (j) Listing and Registration of Shares. Each Option shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, or that action by the Company or by a Non-Employee Director should be taken in order to obtain an exemption from any such requirement, no such Option may be granted or be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Board. Without limiting the generality of the foregoing, each Non-Employee Director or his or her legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

7.       Option Agreements - Other Provisions

                  Options granted under the Plan shall be evidenced by written documents ("Option Agreements") in such form as the Board shall, from time to time, approve, which Option Agreements shall contain such provisions, not inconsistent with the provisions of the Plan as the Board shall deem advisable. Each Non-Employee Director shall enter into, and be bound by, such Option Agreements.


8.       Capital Adjustments

                  The number of shares of Common Stock which may be issued under the Plan, as stated in Section 4 hereof, the number of shares covered by future Option grants, as stated in Section 5 hereof, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option price per share under such outstanding Options) shall be adjusted proportionately to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.

                  In the event of a corporate transaction (as that term is described in section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation) and provision is not made for the continuance and assumption of Options under the Plan, or the substitution for such Options of new Options to acquire securities or other property to be delivered in connection with the transaction, the Board shall, upon written notice to the holders of Options, provide that all unexercised Options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization, liquidation, sale or transfer unless exercised by the holder within a specified number of days (which shall not be less than fourteen (14) days) following the date of such notice, and on the date of such notice all such unexercised Options automatically shall become fully exercisable.

9.       Amendment, Suspension and Discontinuance of the Plan

                  The Board, from time to time, may suspend or discontinue the Plan or amend the Plan or any Option outstanding under it in any respect whatsoever, including, without limitation, increasing the number of shares authorized for issuance under the Plan and extending the duration of the Plan, provided, however, that no amendment to the Plan shall become effective without shareholder approval if such shareholder approval is required by applicable law, rule or regulation, and provided further, that no amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

10.     Effective Date

                  The Plan shall become effective when the Plan is approved and adopted by the Company's shareholders.

11.      Termination of Plan

                  Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on December 31, 1998, and no Options hereunder shall be granted thereafter. Nothing contained in this Section 11, however, shall terminate or affect the continued existence in accordance with their terms of Options outstanding on the date of termination of the Plan.

12.      General Provisions

                  (a) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements for directors (subject to shareholder approval if such approval is required); and such arrangements may be either generally applicable or applicable only in specific cases.

                  (b) The adoption of the Plan and the receipt of grants hereunder shall not confer upon any person any right to continued services as a director of the Company.

                  (c) In the event of exercise of an Option, the optionee shall pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold Federal, state, local, or foreign income or other taxes (which payment may be made in any manner prescribed in Section 6(d) hereof). The obligations of the Company under the Plan shall be conditioned on such payment, and the Company shall have the right to withhold the issuance of shares to the optionee and, to the extent permitted by law, shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Non-Employee Director.

                  (d) At the time of grant of any Option, the Board may provide that any shares of Common Stock received as a result of exercise of such Option shall be subject to a right of first refusal, pursuant to which the Non-Employee Director shall be required to offer to the Company any such shares that he or she wishes to sell, with the price being the then Fair Market Value of the shares, subject to such other terms and conditions as the Board may specify at the time of grant.

                  (e) Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company, to the fullest extent permissible by Delaware Law, against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or in which such person may be involved by reason of any action taken or failure to act under or with respect to the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgement in any such action, suit, or proceeding against such person, provided such person shall give the Company an opportunity, at the Company's expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

                  (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with laws of the State of Delaware.